SCHEDULE F

TO THE DISTRIBUTION AGREEMENT

CDSC Classes

(Class C Shares)

(Amended as of August 16, 2007)

Name of the Fund

Money Market Funds

Current Name	Prior Name
JPMorgan Prime Money Market Fund -- Class C Shares	JPMorgan Prime Money Market Fund -- Class C Shares
JPMorgan Liquid Assets Money Market Fund -- Class C Shares	One Group Prime Money Market Fund -- Class C Shares
JPMorgan U.S. Treasury Plus Money Market Fund -- Class C Shares	One Group U.S. Treasury Securities Money Market Fund -- Class C Shares

Equity Funds

Current Name	Prior Name
JPMorgan Capital Growth Fund -- Class C Shares	JPMorgan Capital Growth Fund -- Class C Shares
JPMorgan Diversified Fund -- Class C Shares	JPMorgan Diversified Fund -- Class C Shares
JPMorgan Dynamic Small Cap Growth Fund -- Class C Shares	JPMorgan Dynamic Small Cap Fund – Class C Shares (name effective until 6/29/07)
JPMorgan Emerging Markets Equity Fund – Class C Shares	N/A
JPMorgan International Equity Fund – Class C Shares	JPMorgan Fleming International Equity Fund – Class C Shares
JPMorgan Intrepid European Fund – Class C Shares	JPMorgan Fleming Intrepid European Fund – Class C Shares
JPMorgan Growth Advantage Fund – Class C Shares	JPMorgan Mid Cap Growth Fund – Class C Shares
JPMorgan Growth and Income Fund – Class C Shares	JPMorgan Growth and Income Fund – Class C Shares
JPMorgan International Opportunities Fund – Class C Shares	N/A
JPMorgan International Value Fund – Class C Shares	N/A
JPMorgan Intrepid America Fund – Class C Shares	JPMorgan Intrepid America Fund – Class C Shares
JPMorgan Intrepid Growth Fund – Class C Shares	JPMorgan Intrepid Growth Fund – Class C Shares
JPMorgan Intrepid Multi Cap Fund – Class C Shares	JPMorgan Intrepid Investor Fund – Class C Shares and JPMorgan Intrepid Contrarian Fund – Class C Shares (name effective until 4/10/06)
JPMorgan Intrepid International Fund – Class C Shares	JPMorgan Tax Aware International Opportunities Fund – Class C Shares
JPMorgan Intrepid Value Fund – Class C Shares	JPMorgan Intrepid Value Fund – Class C Shares
JPMorgan Japan Fund – Class C Shares	N/A
JPMorgan Mid Cap Value Fund – Class C Shares	JPMorgan Mid Cap Value Fund – Class C Shares
JPMorgan Small Cap Equity Fund – Class C Shares	JPMorgan Small Cap Equity Fund – Class C Shares
JPMorgan Tax Aware U.S. Equity Fund – Class C Shares	JPMorgan Tax Aware U.S. Equity Fund – Class C Shares
JPMorgan U.S. Equity Fund – Class C Shares – Class C Shares	JPMorgan U.S. Equity Fund – Class C Shares

Undiscovered Managers Behavioral Growth Fund – Class C Shares	Undiscovered Managers Behavioral Growth Fund – Class C Shares
Undiscovered Managers Behavioral Value Fund – Class C Shares	Undiscovered Managers Behavioral Value Fund – Class C Shares
JPMorgan Realty Income Fund – Class C Shares	Undiscovered Managers REIT Fund – Class C Shares
JPMorgan Intrepid Mid Cap Fund – Class C Shares	One Group Diversified Mid Cap Fund – Class C Shares and JPMorgan Diversified Mid Cap Fund – Class C Shares
JPMorgan Equity Income Fund – Class C Shares	One Group Equity Income – Class C Shares
JPMorgan Equity Index Fund – Class C Shares	One Group Equity Index Fund – Class C Shares
JPMorgan International Equity Index Fund – Class C Shares	One Group International Equity Index Fund – Class C Shares
JPMorgan Large Cap Growth Fund – Class C Shares	One Group Large Cap Growth Fund – Class C Shares
JPMorgan Large Cap Value Fund – Class C Shares	One Group Large Cap Value Fund – Class C Shares
JPMorgan Market Expansion Index Fund – Class C Shares	One Group Market Expansion Index Fund – Class C Shares
JPMorgan Multi-Cap Market Neutral Fund – Class C Shares	One Group Market Neutral Fund – Class C Shares
JPMorgan Diversified Mid Cap Growth Fund – Class C Shares	One Group Mid Cap Growth Fund – Class C Shares
JPMorgan Diversified Mid Cap Value Fund – Class C Shares	One Group Mid Cap Value Fund – Class C Shares
JPMorgan U.S. Real Estate Fund – Class C Shares	One Group Real Estate Fund – Class C Shares
JPMorgan Small Cap Growth Fund – Class C Shares	One Group Small Cap Growth Fund – Class C Shares
JPMorgan Small Cap Value Fund – Class C Shares	One Group Small Cap Value Fund – Class C Shares
JPMorgan Value Advantage Fund – Class C Shares	N/A
JPMorgan U.S. Large Cap Core Plus Fund – Class C Shares	N/A
JPMorgan Micro Cap Fund – Class C Shares	N/A
Highbridge Statistical Market Neutral Fund – Class C Shares
JPMorgan Intrepid Plus Fund – Class C Shares (to be renamed as of 11/1/07)	JPMorgan Intrepid Long/Short Fund – Class C Shares
JPMorgan Strategic Small Cap Value Fund – Class C Shares	N/A
JPMorgan International Realty Fund – Class C Shares	N/A
JPMorgan China Region Fund – Class C Shares	N/A
JPMorgan Global Focus Fund – Class C Shares	N/A
JPMorgan Strategic Appreciation Fund –Class C Shares	JPMorgan Global Strategic Appreciation Fund –Class C Shares
JPMorgan Strategic Preservation Fund –Class C Shares	JPMorgan Global Strategic Preservation Fund –Class C Shares
JPMorgan India Fund – Class C Shares	N/A
JPMorgan Latin America Fund – Class C Shares	N/A
JPMorgan Russia Fund – Class C Shares	N/A
JPMorgan Value Discovery Fund – Class C Shares (effective upon the effectiveness of the Fund’s registration statement)	N/A

JPMorgan Dynamic Growth Fund – Class C Shares (effective upon the effectiveness of the Fund’s registration statement)	N/A
JPMorgan Dynamic Small Cap Core Fund – Class C Shares (effective upon the effectiveness of the Fund’s registration statement)	N/A
JPMorgan U.S. Large Cap Value Plus Fund – Class C Shares (effective upon the effectiveness of the Fund’s registration statement)	N/A
JPMorgan U.S. Small Company Fund – Class C Shares	N/A

Fixed Income Funds

Current Name	Prior Name
JPMorgan Bond Fund -- Class C Shares	JPMorgan Bond Fund -- Class C Shares
JPMorgan California Tax Free Bond Fund -- Class C Shares	JPMorgan California Bond Fund -- Class C Shares
JPMorgan Emerging Markets Debt Fund – Class C Shares	JPMorgan Fleming Emerging Markets Debt Fund – Class C Shares
JPMorgan Strategic Income Fund -- Class C Shares	JPMorgan Global Strategic Income Fund -- Class C Shares (name effective until 6/16/06)
JPMorgan Intermediate Tax Free Bond Fund -- Class C Shares	JPMorgan Intermediate Tax Free Income Fund -- Class C Shares
JPMorgan New York Tax Free Bond Fund -- Class C Shares	JPMorgan New York Intermediate Tax Free Income Fund -- Class C Shares
JPMorgan Arizona Municipal Bond Fund -- Class C Shares	One Group Arizona Municipal Bond Fund -- Class C Shares
JPMorgan Core Bond Fund -- Class C Shares	One Group Bond Fund -- Class C Shares
JPMorgan Government Bond Fund -- Class C Shares	One Group Government Bond Fund -- Class C Shares
JPMorgan High Yield Bond Fund -- Class C Shares	One Group High Yield Bond Fund -- Class C Shares
JPMorgan Core Plus Bond Fund -- Class C Shares	One Group Income Bond Fund -- Class C Shares
JPMorgan Intermediate Bond Fund -- Class C Shares	One Group Intermediate Bond Fund -- Class C Shares
JPMorgan Kentucky Municipal Bond Fund-Class C Shares	One Group Kentucky Municipal Bond Fund-Class C Shares
JPMorgan Louisiana Municipal Bond Fund -- Class C Shares	One Group Louisiana Municipal Bond Fund -- Class C Shares
JPMorgan Michigan Municipal Bond Fund -- Class C Shares	One Group Michigan Municipal Bond Fund -- Class C Shares
JPMorgan Municipal Income Fund-- Class C Shares	One Group Municipal Income Fund-- Class C Shares
JPMorgan Ohio Municipal Bond Fund -- Class C Shares	One Group Ohio Municipal Bond Fund -- Class C Shares
JPMorgan Short Duration Bond Fund - Class C Shares	One Group Short-Term Bond Fund - Class C Shares
JPMorgan Short Term Municipal Bond Fund - Class C Shares	One Group Short-Term Municipal Bond Fund - Class C Shares
JPMorgan Tax Free Bond Fund – Class C Shares	One Group Tax-Free Bond Fund – Class C Shares
JPMorgan Treasury & Agency Fund -- Class C Shares	One Group Treasury & Agency Fund -- Class C Shares
JPMorgan Ultra Short Duration Bond Fund - Class C Shares	One Group Ultra Short-Term Bond Fund - Class C Shares and JPMorgan Ultra Short Term Bond Fund -- Class C Shares (name effective until 7/1/06)
JPMorgan West Virginia Municipal Bond Fund -- Class C Shares	One Group West Virginia Municipal Bond Fund -- Class C Shares
JPMorgan Tax Aware Real Return Fund – Class C Shares	N/A

JPMorgan Real Return Fund – Class C Shares	N/A
JPMorgan International Currency Income Fund – Class C Shares	N/A
JPMorgan Income Builder Fund – Class C Shares	JPMorgan World Income Builder Fund – Class C Shares
JPMorgan Tax Aware High Income Fund – Class C Shares (effective upon the effectiveness of the Fund’s registration statement)	N/A

Investor Funds

Current Name	Prior Name
JPMorgan Investor Balanced Fund -- Class C Shares	One Group Investor Balanced Fund -- Class C Shares
JPMorgan Investor Conservative Growth Fund -- Class C Shares	One Group Investor Conservative Growth Fund -- Class C Shares
JPMorgan Investor Growth & Income Fund -- Class C Shares	One Group Investor Growth & Income Fund -- Class C Shares
JPMorgan Investor Growth Fund -- Class C Shares	One Group Investor Growth Fund -- Class C Shares

JPMorgan SmartRetirement Funds

Current Name	Prior Name
JPMorgan SmartRetirement Income Fund – Class C Shares	N/A
JPMorgan SmartRetirement 2010 Fund – Class C Shares	N/A
JPMorgan SmartRetirement 2015 Fund – Class C Shares	N/A
JPMorgan SmartRetirement 2020 Fund – Class C Shares	N/A
JPMorgan SmartRetirement 2025 Fund – Class C Shares	N/A
JPMorgan SmartRetirement 2030 Fund – Class C Shares	N/A
JPMorgan SmartRetirement 2035 Fund – Class C Shares	N/A
JPMorgan SmartRetirement 2040 Fund – Class C Shares	N/A
JPMorgan SmartRetirement 2045 Fund – Class C Shares	N/A
JPMorgan SmartRetirement 2050 Fund – Class C Shares	N/A

* * * *

J.P. Morgan Fleming Mutual Fund Group, Inc.

J.P. Morgan Mutual Fund Group

J.P. Morgan Mutual Fund Investment Trust

Undiscovered Managers Funds

J.P. Morgan Series Trust II

JPMorgan Trust I

JPMorgan Trust II

JPMorgan Insurance Trust

Each on behalf of itself and each of its Funds

By:	/s/ Robert L. Young
Name:	Robert L. Young
Title:	Senior Vice President

JPMORGAN DISTRIBUTION SERVICES, INC.

By:	/s/ Nancy E. Fields
Name:	Nancy E. Fields
Title:	Vice President